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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): MARCH 24, 2000



                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)


       CALIFORNIA                         0-18225                       77-0059951
(State or other jurisdiction            (Commission                   (IRS Employer
    of incorporation)                   File Number)                Identification No.)

170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                           95134-1706
 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (408) 526-4000

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ITEM 5. OTHER EVENTS

     On March 24, 2000, Cisco Systems, Inc. (the "Registrant") announced it has completed the acquisitions of Compatible Systems Corporation of Boulder, Colorado and Growth Networks Inc. of Mountain View, California. A copy of the press releases issued by the Registrant on March 24, 2000 concerning the foregoing transactions are filed herewith as Exhibits 20.1 and 20.2, and are incorporated herein by reference.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CISCO SYSTEMS, INC.


Dated:  March 27, 2000                By: /s/ LARRY R. CARTER
                                          --------------------
                                         Larry R. Carter, Senior Vice President,
                                         Finance and Administration,
                                         Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX

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
Exhibit
Number                        Description of Document
-------
 20.1 Press Release of Registrant, dated March 24, 2000, announcing the completion of the acquisition by Registrant of Compatible Systems Corporation.

 20.2 Press Release of Registrant, dated March 24, 2000, announcing the completion of the acquisition by Registrant of Growth Networks Inc.
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